Filed Pursuant to Rule 497(e)
Registration Statement Nos. 333-128699
333-151910
333-145064

TIAA-CREF Life Separate Account VLI-1

TIAA-CREF Life Separate Account VA-1

TIAA-CREF Life Insurance Company

PROSPECTUS SUPPLEMENT NUMBER 8

dated January 11, 2010 to the

INTELLIGENT LIFE® VUL PROSPECTUS

dated May 1, 2009, as supplemented September 22, 2009, October 8, 2009,

October 14, 2009, November 2, 2009, December 11, 2009, and December 21, 2009 and the

INTELLIGENT LIFE SURVIVORSHIP VUL PROSPECTUS

dated May 1, 2009, as supplemented September 22, 2009,October 8, 2009,

October 14, 2009, November 2, 2009, December 11, 2009, and December 21, 2009 and the

INTELLIGENT VARIABLE ANNUITY® PROSPECTUS

dated May 1, 2009, as supplemented September 22, 2009,October 8, 2009,

October 14, 2009, November 2, 2009, December 11, 2009, and December 21, 2009

This supplement amends certain disclosure in the above-referenced prospectuses for the Contracts with the same names. All other provisions of your Contract remain as stated in your Contract and prospectus, as previously amended. Please keep this supplement with your prospectus for future reference.

Janus Aspen INTECH Risk-Managed Core Portfolio

The Board of Trustees (“Janus Trustees”) of Janus Aspen Series approved a plan to liquidate and terminate Janus Aspen INTECH Risk-Managed Core Portfolio (“Janus Aspen INTECH Portfolio,” or “Portfolio”), effective on or about April 30, 2010 (“Liquidation Date”) or at such earlier time as may be authorized by the Janus Trustees. The Janus Aspen INTECH Portfolio is currently available as an Allocation Option under the Contracts identified above.

Effective February 1, 2010, the Janus Aspen INTECH Portfolio will no longer be available as a Contract Allocation Option for new allocations to the Contract, including allocations by transfer from other available Contract Allocation Options. Contract allocations received on or after February 1, 2010 that include allocations to the Janus Aspen INTECH Portfolio will not be in good order and will not be accepted until allocations to the Janus Aspen INTECH Portfolio are removed and replaced with allocations to other available Contract Allocation Options. Before the Janus Aspen INTECH Portfolio liquidation date of April 30, 2010, Contract owners with existing allocations in the Janus Aspen INTECH Portfolio are encouraged to reallocate those Portfolio allocations to other available Contract Allocation Options. Information summarizing other available Contract portfolios and forms to reallocate current Contract investments are provided together with this Prospectus Supplement.

Janus Aspen INTECH Portfolio assets remaining in your Contract on April 30, 2010 will automatically be reallocated as of that date to the Contract’s TIAA-CREF Life Money Market Fund Portfolio. We will send to affected Contract owners a notice on the same date confirming this transfer. Effective May 1, 2010, all Contract references to the Janus Aspen INTECH Portfolio are removed from the Contract prospectus. Until the Janus Aspen INTECH Portfolio liquidation date of April 30, 2010, all Portfolio dividends will continue to be paid in accordance with the Portfolio’s Prospectus. The Portfolio may be required to make a distribution of any income and/or capital gains of the Portfolio prior to its liquidation.

No Contract charges or limitations upon transfers between and among Contract Allocation Options will apply to: (i) voluntary transfers from the Janus Aspen INTECH Portfolio to any other Contract portfolio after the date of this Supplement; (ii) the automatic transfer we will make on April 30, 2010 of Janus Aspen INTECH Portfolio allocations to the TIAA-CREF Life Money Market Fund Portfolio; or (iii) transfers you request within 60 days of our confirming the automatic transfer of Janus Aspen INTECH Portfolio allocations to the Money Market Portfolio (the 60th day is June 29, 2010) to reallocate such automatically reallocated investments to another Contract Allocation Option.

For more information about these changes and about the Janus Aspen INTECH Portfolio generally, refer to the recent Supplement to the Janus Aspen Series prospectus and the proxy statement. More information about all Contract portfolio options, including the TIAA-CREF Life Money Market Portfolio, can be found in your Contract prospectus and each Portfolio’s own prospectus previously provided to you. Additional copies are available on our website (www.tiaa-cref.org) or by contacting us.

A12099 (01/10)